SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 4, 2020

Charter Communications, Inc.
CCO Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33664	84-1496755
	001-37789	86-1067239
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 Atlantic Street
Stamford, Connecticut 06091
(Address of principal executive offices including zip code)
(203)
905-7801
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Issuance of 2.300% Senior Secured Notes due 2032, 3.700% Senior Secured Notes due 2051 and 3.850% Senior Secured Notes due 2061
On December 4, 2020 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”) issued (i) $1,000,000,000 aggregate principal amount of 2.300% Senior Secured Notes due 2032 (the “2032 Notes”), (ii) $1,350,000,000 aggregate principal amount of 3.850% Senior Secured Notes due 2061 and (iii) $650,000,000 aggregate principal amount of 3.700% Senior Secured Notes due 2051 (the “Additional Notes”) which form part of the same series as the Issuers $1,400,000,000 principal amount of 3.700% Senior Secured Notes due 2051 issued on April 17, 2020 (together with the Additional Notes, the “2051 Notes”, the 2051 Notes, together with the 2032 Notes and 2061 Notes, the “Notes”). The offering and sale of the Notes were made pursuant to an automatic shelf registration statement on Form
S-3
filed with the Securities and Exchange Commission on December 22, 2017 and a prospectus supplement dated November 19, 2020.
In connection therewith, the Issuers entered into the below agreements.
Secured Notes Indenture
On the April 17, 2020, the Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the other guarantors party thereto entered into a Sixteenth Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the 2051 Notes and the terms thereof (the “Sixteenth Supplemental Indenture”). The Additional Notes are issued under the Sixteenth Supplemental Indenture. On the Closing Date, the Issuers, the Parent Guarantor and the other guarantors party thereto entered into a Eighteenth Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the 2032 and 2061 Notes and the terms thereof (the “Eighteenth Supplemental Indenture”). The Sixteenth and Eighteenth Supplemental Indentures supplement a base indenture entered into on July 23, 2015, by and among the Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture” and, together with the Sixteenth and Eighteenth Supplemental Indenture, the “Indenture”) providing for the issuance of senior secured notes of the Issuers generally.
The Indenture provides, among other things, that interest is payable on the 2032 Notes on each February 1 and August 1, commencing February 1, 2021. Interest is payable on the 2051 Notes on each April 1 and October 1, commencing April 1, 2021. Interest is payable on the 2061 Notes on each April 1 and October 1, commencing April 1, 2021. At any time and from time to time prior to November 1, 2031, the Issuers may redeem the outstanding 2032 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after November 1, 2031, the Issuers may redeem some or all of the outstanding 2032 Notes at a redemption price equal to 100% of the principal amount of the 2032 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to October 1, 2050, the Issuers may redeem the outstanding 2051 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date and a make-whole premium. On or after October 1, 2050, the Issuers may redeem some or all of the outstanding 2051 Notes at a redemption price equal to 100% of the principal amount of the 2051 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to October 1, 2060, the Issuers may redeem the outstanding 2061 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after October 1, 2060, the Issuers may redeem some or all of the outstanding 2061 Notes at a redemption price equal to 100% of the principal amount of the 2061 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. The Notes are senior secured obligations of the Issuers. The Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The Notes and the guarantees are secured by a pari passu
, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Indenture, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.
The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the Notes of such series to be due and payable immediately.
For a complete description of the Indenture and the Notes, please refer to copies of the Sixteenth Supplemental Indenture and Eighteenth Supplemental Indenture, the form of the 2051 Notes, the form of the 2032 Notes and the form of the 2061 Notes filed herewith as Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6, respectively. The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under the heading “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.
On November 19, 202
0, the Issuers, the Parent Guarantor, and the guarantors party thereto entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the issuance and sale of an aggregate of $1,000,000,000 principal amount of 2.300% Senior Secured Notes due 2032, an aggregate of $650,000,000 principal amount of 3.700% Senior Secured Notes due 2051 and an aggregate of $1,350,000,000 principal amount of 3.850% Senior Secured Notes due 2061. The Underwriting Agreement contains representations, warranties and covenants of the parties thereto, conditions to closing, indemnification obligations of the parties thereto and termination and other customary provisions
.
A copy of the Underwriting Agreement is filed herewith as Exhibit 99.1. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
On the Closing Date, the Issuers completed the issuance and sale of the Notes. The press release announcing the closing of the issuance and sale of the Notes is filed herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
The following exhibit is being filed as part of this report:

Exhibit Number	Description

4.1*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.2*	Sixteenth Supplemental Indenture, dated as of April 17, 2020, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on April 17, 2020).

4.3	Eighteenth Supplemental Indenture, dated as of December 4, 2020, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.4*	Form of 3.700% Senior Secured Notes due 2051 (included in Exhibit 4.2).

4.5	Form of 2.300% Senior Secured Notes due 2032 (included in Exhibit 4.3).

4.6	Form of 3.850% Senior Secured Notes due 2061 (included in Exhibit 4.3).

5.1	Legal Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Underwriting Agreement, dated as of November 19, 2020, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC, as parent guarantor, the subsidiary guarantors party thereto and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

99.2	Press release dated December 4, 2020, announcing the closing of the sale of the 2.300% Senior Secured Notes due 2032, the 3.700% Senior Secured Notes due 2051 and the 3.850% Senior Secured Notes due 2061.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Incorporated by reference and not filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: December 4, 2020

CCO HOLDINGS, LLC
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: December 4, 2020